UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                November 18, 2005
                              MACROCHEM CORPORATION
             (Exact name of registrant as specified in its charter)


        Massachusetts                     0-13634              04 2744744
(State or other jurisdiction of    (Commission file number)  (IRS employer
 incorporation or organization)                              identification
                                                                number)



            110 Hartwell Avenue, Lexington, Massachusetts 02421-3134
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 862-4003

                                       N/A
      -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
___Soliciting material pursuant to rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
___Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
___Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

     MacroChem Corporation withdrew its appeal of a Nasdaq Staff Determination and, on November 18, 2005, received notice from Nasdaq that the Company's common stock would be delisted from quotation on the Nasdaq Capital Market effective as of Tuesday, November 22, 2005. The Company had previously received a Nasdaq Staff Determination on October 18, 2005 indicating that the Company did not comply with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4310(c)(4) and that its securities were, therefore, subject to delisting from The Nasdaq Capital Market. The Nasdaq Staff Determination further indicated that the Staff had determined that MacroChem's securities were also subject to delisting from The Nasdaq Capital Market under Marketplace Rule 4300.
     The Company's shares are immediately eligible for trading on the "pink sheets" maintained by the National Quotation Bureau, Inc. Quotations for the Company's stock may be obtained at www.pinksheets.com under the same trading ticker symbol (MCHM).
     In addition, the Company will seek to have its common stock quoted on the Over-The-Counter Market on the NASD Electronic Bulletin Board (OTCBB). The OTCBB is a regulated quotation service that displays real-time quotes, last-sale prices and volume information in over-the-counter (OTC) equity securities. OTCBB securities are traded by a community of market makers that enter quotes and trade reports. Quotations and trading information can still be accessed via websites such as Yahoo! and other quotation services or through a securities broker.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MACROCHEM CORPORATION



Dated:  November 22, 2005       By:/s/ Bernard R. Patriacca
                                   ---------------------------------------------
                                Name:    Bernard R. Patriacca
                                Title:   Vice President, Chief Financial Officer
                                         and Treasurer